                                                                   EXHIBIT 10.11

                                      LEASE

      THIS LEASE made at Alachua, Florida on the 14 day of JUNE, 1999, between FIRST STREET GROUP, L.C., a Florida limited liability company, whose address is 3728 North Main Street, Gainesville, Florida 32609, hereinafter called the "Landlord", and REGENERATION TECHNOLOGIES, INC., a Florida corporation, whose address is One Innovation Drive, Alachua, Florida 32615, hereinafter called the "Tenant."

                                   WITNESSETH:

                                    ARTICLE I
                                    PREMISES

      Landlord, in consideration of the rents to be paid and the covenants and agreements to be performed and observed by Tenant, does hereby lease unto Tenant, and Tenant does hereby lease and take from Landlord, for Tenant's exclusive use, certain real property located at 15301 Martin Luther King Boulevard, Alachua, Florida 32615, (referred to as the "Premises"), as further described on Exhibit "A" attached hereto.

                                   ARTICLE II
                                      TERM

      The term of this lease shall begin on five (5) days from completion of the leasehold improvements, (the "Commencement Date"), and shall continue for three years thereafter, subject to one (1) one-year option.

      Provided Tenant is not in default hereunder, Tenant shall have one (1) one-year option beginning on the last day of the lease, subject to the terms and conditions contained herein. Said option shall be exercised by delivery of written notice to the Landlord prior to ninety (90) days before the expiration of the then current lease period. If Tenant fails to deliver its written notice of intent to exercise said option prior to ninety (90) days before the expiration of the then current Lease period, Tenant shall have waived its right to said option. Base Rent during the option term shall be increased to $5,200.00

                                   ARTICLE III
                                      RENT

      Tenant agrees to pay Landlord, at such place as Landlord shall from time to time direct by written notice to Tenant, without demand or set off, base Rent, hereinafter "Rent" during the term in an annual amount of FIFTY-FOUR THOUSAND AND 00/100 DOLLARS ($54,000.00), payable in equal monthly installments of FOUR THOUSAND FIVE HUNDRED AND 00/100 ($4,500.00) each. Rent shall be payable during each year in advance in equal monthly installments as set forth above on the 1st day of each and every calendar month during the term of this Lease, commencing on the Commencement Date.

      The rental and other charges provided for in this Lease do not include Florida State Tax on commercial tenancies, the payment of which is the responsibility of the Tenant and will be paid to the Landlord, together with the rental installments and other charges, on the same dates such rental payments and other charges are required to be paid in this Lease. Acceptance by Landlord of rental payments from any entity other than Tenant herein shall not constitute a waiver of any rights of Landlord and shall not constitute an acknowledgment of any rights of said entity. (See Addendum attached hereto as Exhibit "B".)

                                  ARTICLE IV

      4.1 Personal Property Taxes. Tenant shall be liable for all taxes levied against personal property and trade fixtures placed by Tenant in the Premises.

      4.2 Real Estate Taxes.

            (a) Tenant shall pay, as additional rent, any Taxes (defined below) imposed upon the Premises during the term hereof, promptly upon receipt from Landlord of all tax bills for the Premises. For the calendar years in which this Lease commences and terminates, such Taxes shall be subject to a pro rata adjustment based on the number of days of said calendar years during which the term of this Lease is in effect

            (b) For purposes of this Lease, the term "Taxes" shall include all real property taxes and any general or special assessments, water and sewer rents and other governmental impositions imposed upon or against the Premises of every kind and nature whatsoever, extraordinary as well as ordinary, foreseen and unforeseen, and each and every installment thereof, which shall or may during the lease term be levied, assessed or imposed upon or against the Premises.

                                    ARTICLE V

      5.1 Landlord's Repairs. Landlord, at Landlord's expense, shall deliver the Premises to the Tenant in good, sound, and watertight condition. Upon Lessee taking possession of the Leased Premises, Tenant hereby acknowledged that it has accepted the Premises "As Is" and thereafter shall be responsible for all maintenance and/or repairs of the premises. Landlord, however, shall be responsible for the maintenance and repair of the building structure, plumbing, sewer, and electrical.

      5.2 Tenant's Repairs. Tenant, at Tenant's expense, shall make all ordinary wear and tear repairs and replacements to keep and maintain the Premises in good condition, including, but not limited to, the heating, hot water, air conditioning and other mechanical installations serving the Premises, all doors, all windows including hardware and other appurtenances, and the parking areas, landscaped areas, sidewalks, access routes, light facilities, and all other portions of the Premises, including but not limited to, stripe painting, repaving, patching, mowing, and the removal of standing water, snow and ice therefore, and the removal of rubbish and other refuse and debris. Any and all items that Tenant shall replace during the term of this Lease shall be of equal type and style than the item being replaced. Tenant shall not permit any waster, damage or injury to the Premises. Tenant shall keep in full force and effect a contract with a reputable heating contractor for not less than the quarterly inspection, maintenance and repair of the air-conditioning and heating systems servicing the Premises, including oiling, filter changes, belt repair and/or replacements, refills of freezing compound to the air conditioning and similar maintenance and minor repair procedures. Landlord, however, shall be responsible for any major air conditioning or heating system repairs, which exceed $1,000.00. Tenant shall furnish a copy of said contract to Landlord upon request. Tenant shall further keep the Premises clean, attractive and free of rubbish, rubble, debris, insects, rodents and other pests. Tenant shall not do, order of cause any work to be done or installations to be made in, on or to the roof of the Premises without first obtaining Landlord's prior written consent. Tenant shall be responsible for any damage as a result of misuse or neglect of the sewer system.

      5.3 Tenant's Alterations. Tenant shall have the right, at its sole expense, from time to time, to redecorate the Premises and to make such alterations, additions, improvement and changes in such parts thereof as Tenant shall deem expedient or necessary for its purposes; provided, however, that such alterations, additions, improvements and changes when completed shall neither impair the structural soundness nor diminish the value of the Premises. Upon the expiration of this Lease, Tenant may, at its option, remove all such redecorations, alterations, additions, improvements and changes. Tenant shall repair all damage caused by such removal. Notwithstanding the foregoing, all floor and wall coverings, sinks, vanities, light fixtures (other than special decorative lighting fixtures), and the complete electrical, plumbing, air conditioning and heating systems, including ducts, diffusers, grills, controls and all other equipment and parts related to such systems, shall be and remain in the Premises at all times for the benefit of Landlord. All such alterations, additions, or improvements shall be done in accordance with all applicable laws, rules regulations, and orders, including applicable building codes. Landlord shall execute and deliver upon request of Tenant such instrument or instruments embodying the approval of Landlord which may be required by an public or quasi public authority for the purpose of obtaining any licenses or permits for the making of such alterations, additions, improvements, changes and/or installations in, to or upon said Premises and Tenant agrees to pay for such licenses or permits. Tenant will indemnify and hold Landlord

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harmless from and against all claims by reason of such alterations, additions, or improvements which may be made by Tenant on the Premises, and Tenant shall promptly repair any damage to the Premises caused by any such alterations, additions, improvements, or changes. Anything contained in this Section 5.3 to the contrary notwithstanding, Tenant shall not make changes to the exterior or structural portions for the Premises without Landlord's prior approval, which approval shall not be withheld or delayed unreasonably.

      5.4 Mechanics' Liens. Tenant shall not suffer any mechanics' lien to be filed against the Premises by reason of work, labor, services or materials performed or furnished to Tenant in connection with any alterations, additions, or improvements to the Premises by Tenant hereunder. If any such mechanics' lien shall at any time be filed against the Premises, Tenant shall have the right to contest and any and all such liens; provided, however, that Tenant shall cause the same to be discharged of record by payment, bond, order of a court of competent jurisdiction or otherwise within thirty (30) days written notice by Landlord. If Tenant shall fail to cause such lien to be discharged within such thirty (30) day period, then, in addition to any other right or remedy, Landlord may, but shall not be obligated to discharge the same by paying the amount claimed to be due or by bonding or other proceeding deemed appropriate by Landlord, and the amount so paid by Landlord and/or all reasonable costs and expense, including reasonable attorneys' fees, incurred by Landlord in procuring the discharge of such lien, together with interest thereon at the Default Rate of 18% from the date paid until repaid by Tenant to Landlord, shall be deemed to be additional rent for the Premises and shall be due and payable by Tenant to Landlord on the first day of the next following month.

      Pursuant to the provisions of Florida Statutes (1977) 713.10, all parties hereto acknowledge that the interest of the Landlord herein, as owner of the underlying real property, shall not be subject to liens for improvements made by the Tenant and the imposition of such a lien is expressly prohibited. The Tenant shall notify the contractor making any such improvements of this provision and the knowing or willful failure of Tenant to provide such notice to the contractor shall render the contract between the Tenant and the contractor voidable at the option of the contractor. The interest of the Landlord shall not be subject to liens for improvements made by Tenant and the parties acknowledge that a short form of the Lease Agreement may be recorded in the public records expressly referencing this paragraph.

                                   ARTICLE VI
                                    UTILITIES

      Tenant shall pay all charges for water, gas, heat, electricity, sewer and any other utility used upon for furnished to the Premises. Tenant shall keep the Premises sufficient heated to avoid the freezing or bursting of all pipes therein. The obligation of Tenant to pay for such utilities shall commence as of the Commencement Date.

                                   ARTICLE VII

      7.1 Use of Premises. Tenant shall use and occupy the Premises for purposes of an office and biomedical use.

      7.2 Tenant's Covenants. Tenant covenants and agrees as follows:

            (a) Tenant shall procure any and all licenses and permits required for Tenant's use of the Premises, and upon the expiration or termination of this Lease, Tenant shall remove its goods and effects and those of all persons claiming under it and shall yield up the same peaceably to Landlord in good order, repair and condition in all respects, except for damage by fire and casualty, which is either insured against or required to be insured against hereunder, structural defects (not caused by Tenant's use of the Premises), required repairs by landlord, and reasonable wear and tear.

            (b) Tenant shall permit Landlord and its agents on reasonable notice and at reasonable times to examine the Premises and to show the Premises to prospective purchasers and/or mortgagees. Landlord may show the Premises to prospective tenants during the last three months of the lease term provided that Landlord shall not

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            thereby unreasonably interfere with the conduct of Tenant's business. During the last three (3) months of the Term of this Lease, Landlord shall have the right to display on the Premises a "for rent" and/or "for sale" sign, which notice shall not be removed, obliterated, or hidden by Tenant.

            (c) Tenant shall use and occupy the Premises in a careful, safe and proper manner and shall keep the Premises in a clean, safe and health condition in accordance with local ordinances and lawful directions of proper public officers. Tenant shall not permit the Premises to be used for any unlawful purpose, commit any waste thereof, or commit any nuisance. Notwithstanding the foregoing, Tenant shall have the right to contest the legality of any law, order, rule, regulations or requirement applicable to Tenant's use of the Premises, and Tenant shall indemnify and hold Landlord harmless from any liabilities, suits or penalties that may result from any such contest. Upon the final determination of any such contest, Tenant shall comply with any such law, order, ordinance, rule, regulation or requirements to the extent held to be valid or legal.

      7.3 Tenant's Use of Hazardous Substances.

            (a) The term "Hazardous Substance, would be substances used and brought onto the Leased Premises and shall include, but not be limited to, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls, chemicals known to cause cancer or reproductive toxicity, pollutants, contaminates, hazardous waste, toxic substances or related materials, petroleum and petroleum products, and substances declared to be hazardous or toxic under any law or regulation now or hereafter enacted or promulgated by any governmental authority.

            (b) Landlord acknowledges that Tenant intends to use, store, process and/or dispose of biomedical materials, wastes, and human tissue in conjunction with its use of the Leased Premises and agrees that such activities shall not be deemed a default under this Lease provided that Tenant complies with all applicable rules and regulations governing such activities.

            (c) Tenant shall not cause or permit any violation of any federal, state or local law, ordinance or regulation now or hereafter enacted related to environmental conditions on, under, or about the Leased Premises, or arising from Tenant's use or occupancy of the Leased Premises, including, but not limited to, soil and ground water conditions.

            (d) Tenant shall, at Tenant's own expense, comply with all Laws regulating the use, generation, storage, transportation, or disposal of Hazardous Substances. Tenant's obligations and liabilities under this Section 7.3 shall survive the term of this Lease.

            (e) Tenant shall indemnify, defend, and hold harmless Landlord, its agents or representatives from all liabilities, obligations, penalties, fines, claims, litigation, demands, damages, expenses (including attorney fees) arising out of or in any way connected with Hazardous Substances brought to the Leased Premises by the Tenant for use or storage during the term of this Lease, or from any act or omission of Tenant to comply with all Laws regulating the use, storage, transportation or disposal of Hazardous Substances.

            (f) Upon expiration of the Lease, Tenant agrees to remove all Hazardous Substances it may have brought to the Premises.

                                  ARTICLE VIII

      8.1 Assignment and Subletting. Tenant shall not assign, transfer, mortgage or encumber this Lease in whole or in part, nor sublet all or any part of the Premises, nor suffer or permit the occupation of all or any part thereof by any other party, without the prior written consent of the Landlord, which consent shall not be unreasonably withheld or delayed. The consent by Landlord

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to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting.

      8.2 Tenant to Remain Liable. If, at any time during the term of this Lease, Tenant sublets all or any part of the Premises or assigns this Lease as provided herein, Tenant shall nevertheless remain fully liable under all the terms and conditions of this Lease.

                                   ARTICLE IX
                                    FIXTURES

      All equipment and all other trade and light fixtures installed by or at the expense of Tenant in or on the Premises shall remain the property of Tenant and Tenant may, but shall not be obligated to, remove the same or any part thereof within thirty (30) days after the end of the term hereof, and provided that Tenant, at its sole cost and expense, shall make any repairs occasioned by such removal.

                                    ARTICLE X

      10.1 Indemnity. Tenant shall indemnify and hold Landlord harmless from any claims, damages, liabilities and expenses (including attorneys' fees and costs) for damage or injury to any person or any property occurring on the Premises, or any part thereof, arising as a result of the tortious or negligent acts or commissions of Tenant, its agents, employees, independent contractors and invitees.

      10.2 Liability Insurance. During the Term of this Lease, Tenant shall maintain comprehensive public liability insurance, including insurance against the assumed or contractual liability of Tenant hereunder, to afford protection to the limit for each occurrence of not less than $1,000,000.00 combined single limit for bodily injury, death and $300,000.00 for damage to the property. The policy carried by Tenant hereunder shall name Landlord (and Landlord's mortgagee) as an additional insured, and such policy shall provide that no cancellation, reduction or other material changes therein shall be effective until at least thirty (30) days after mailing of written notice thereof to Landlord (and Landlord's mortgagee). Certificates evidencing all such insurance shall be delivered to Landlord prior to the Commencement Date, and prior to the expiration of any such policies.

      10.3 Property Insurance. Landlord shall, at the expense of the Tenant and for the duration of this Lease, maintain all risk, fire, and casualty insurance covering the Premises in an amount not less than the replacement costs of the building and shall include coverage against vandalism and malicious mischief. Lessor shall not be liable for any damage to property of Lessee or of others located on the Leased Premises, nor for any loss or damage caused by theft or criminal activity committed on the Leased Premises.

      Lessor shall not be liable to Lessee for any claims arising from injury or death of persons or damage to property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, flood, air pollution, rain, or leaks from any part of the Leased Premises or from the pipes, appliances, or plumbing works, or by dampness, unless caused by the negligent act or omission of Lessor, its agents or representatives.

      Lessor's liability for any damage, injury, or loss of any kind whatsoever whether a willful act or negligence shall be limited to its rights in the property.

      Tenant shall be responsible for carrying full coverage of its personal property in or on the Leased Premises, including but not limited to, inventory, trade fixtures, furniture, and all leasehold improvements.

      10.4 Indemnity. Landlord shall indemnify, defend and save Tenant, its agents, contractors or employees harmless from and against all claims, actions, damages, liability and expense (including attorney fees) arising out of the gross negligence or intentional misconduct of Landlord, its agents or representatives.

                                   ARTICLE XI

      11.1 Damage or Destruction. If the Leased Premises shall be damaged by fire or casualty during the term of this Lease, Landlord or Tenant may (1) have the right to terminate this Lease by giving written notice within 30 days after such damage has occurred, or (2) Landlord, within 30 days of damage occurrence, shall proceed to repair such damage and restore the Leased Premises to the condition existing prior to the time of damage.

      Any damage to Tenant's personal property, inventory, or trade fixtures shall be covered solely by Tenant's insurance. In the event Landlord and Tenant agree to terminate this Lease, all advanced rents shall be prorated to the date of the damage, and the balance refunded to the Tenant.

      11.2 Reconstruction of Premises. If the Leased Premises is damaged by fire or other insured casualty to an extent which may be repaired within one hundred twenty (120) days of damage. Lessor will promptly begin and diligently pursue repairing the damages. In that event, this Lease shall continue in full force and effect. Rents shall be abated according to the unusable portion of the Leased Premises and the period of time between the date damage occurred to the date repairs are completed. If repairs should require more than one hundred twenty (120) days, Lessee shall have the option to terminate the Lease and any unearned rents shall be refunded.

                                   ARTICLE XII

      12.1 Total Taking. If the whole of the Premises shall be taken under power of eminent domain by any public or private authority, or conveyed by Landlord to said authority in lieu of such taking, then this Lease shall terminate as of the date of such taking.

      12.2 Partial Taking. Landlord or Tenant may, at their election, terminate this Lease upon the occurrence of any condemnation or conveyance in lieu of condemnation, which affects twenty-five percent (25%) or more of the floor area of the Premises. Upon the occurrence of such event, either party shall give the other party notice of such election within thirty (30) days after receipt of notice of such pending condemnation. If either party fails to give the other party such written notice within such thirty (30) day period, such party shall be conclusively deemed to have elected not to terminate this Lease. Notwithstanding any termination of this Lease hereunder, Tenant, at its election, may continue to occupy the Premises, subject to the terms and provisions of this Lease, for the period between the date of such taking and the date when possession of the Premises shall be taken by the appropriate authority.

      12.3 Restoration. If this Lease is not terminated under Section 12.2 above, Landlord, at Landlord's sole cost and expense, shall promptly negotiate and settle its claim for compensation with the condemning authority and upon receipt of the condemnation award shall promptly restore the remaining portions of the Premises, including any and all improvements made theretofore, to an architectural whole in substantially the same condition that the same were in prior to such taking. Upon any condemnation of a portion of the Premises, the Rent and any other charges payable by Tenant hereunder shall be proportionately reduced based upon the floor area of the Premises remaining after said taking,

      12.4 The Award. All compensation awarded for any taking, whether for the whole or a portion of the Premises, shall be the sole property of Landlord whether such compensation shall be awarded for diminution in the value of, or loss of, the leasehold or for diminution in the value of, or loss of the fee, or otherwise, and Tenant hereby assigns to Landlord all of Tenant's right and title to and interest in any and all such compensation; provided, however, Landlord shall not be entitled to and Tenant shall have the sole right to retain any separate award made by the appropriating authority to Tenant for the cost of removal of leasehold improvements, fixtures, and personalty improvements installed in the Premises by, or at the expense of; Tenant and for relocation expenses, and any separate award made by the appropriating authority directly to Tenant.

      12.5 Release. In the event of any termination of this Lease as the result of the provisions of this ARTICLE XII, Rent and any other charges, if any, paid in advance by Tenant shall be refunded to Tenant, and the Parties, effective as of such termination, shall be released from all liability and obligations thereafter arising under this Lease.

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                                  ARTICLE XIII

      13.1 Events of Default: Remedies. If Tenant shall at any time be in default in the payment of rental or any other charges hereunder or in the performance of any of the covenants of this Lease, and Tenant shall fail to remedy such default within (a) ten (10) days after receipt of written notice thereof from Landlord if such default is as to payment of Rent, or any other charges payable by Tenant hereunder, or (b) within fifteen (15) days after receipt of written notice thereof if such default is non-monetary (but Tenant shall not be deemed in default is such default cannot be cured in fifteen (15) days and Tenant commences to remedy such default within said fifteen (15) day period and proceeds therewith with due diligence until completion), or if Tenant shall be adjudged a bankrupt or shall make an assignment for the benefit of creditors, or if a receiver of any property of Tenant in or upon the Premises be appointed in any action, suit or proceeding by or against Tenant and not removed within sixty (6) days after appointment, or if the interest of Tenant in the Premises shall be sold under execution or other legal process, or if the Premises are sublet or this Lease is assigned without Landlord's consent, or if Tenant shall commit waste, Landlord may terminate this Lease, or without terminating this Lease, re-enter the Premises by summary proceedings, proceedings in forcible entry and detainer, eviction, or otherwise, and may dispossess Tenant.

      13.2 Landlord's Right to Relet. If Tenant abandons the Premises and/or if Landlord elects to terminate Tenant's right to possession only without terminating this Lease as above provided, Landlord may remove from the Premises any and all property found therein and such repossession shall not release Tenant from Tenant's obligation to pay the rental herein. After any such repossession by Landlord without termination of the Lease, Landlord may relet the Premises or any part thereof to any person, firm or corporation and for such time and upon such terms as Landlord in Landlord's sole discretion may determine. Landlord may make repairs, alterations and additions in and to the Premises and redecorate the same to the extent deemed by Landlord necessary or desirable and Tenant, upon demand in writing, shall pay the reasonable cost thereof, (excluding tenant improvements for the replacement tenant) together with Landlord's reasonable expenses of reletting, including any commissions and attorneys' fees relative thereto. If the rents collected by Landlord upon any such reletting are not sufficient to pay monthly the full amount of the monthly rent and other charges reserved herein, together with the reasonable costs of such repairs, alterations (excluding tenant improvements for any replacement tenant), additions, redecorating, and expenses, Tenant shall pay to Landlord the amount of each monthly deficiency upon demand in writing.

      13.3 Damages. Tenant agrees to be liable for and to pay to Landlord (i) all rent and other charges and sums due under this Lease at the time of termination of this Lease or upon the termination of Tenant's right of possession, as the case maybe, and (ii) damages equal to the present value (discounted at the annual rate of interest then being paid on U.S. Treasury Bonds which mature upon the expiration of this Lease) of the excess amount, if any, of the rent and all other charges and sums due under this Lease for the entire term over the rental received by Landlord for the Premises for such term, which damages shall be payable at such time as said damages as discounted by agreement of Landlord and Tenant, or by judicial decision, or at such time that said rent and other charges are payable under this Lease, which liability shall survive the termination of this Lease, the re-entry into the Premises by Landlord, and the commencement of the action to secure possession of the Premises.

      13.4 Landlord's Right to Remove Chattels. Any and all property which may be removed from the Premises by Landlord in accordance with the terms of this Lease may be handled, removed, stored or otherwise disposed of by Landlord at the risk and expense of Tenant, and Landlord in no event shall be responsible for the preservation of safekeeping thereof. Tenant shall pay to Landlord upon demand in writing, any and all reasonable expenses incurred in connection with such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. If any property shall remain in the Premises or in the possession of Landlord and shall not be retaken by Tenant within a period of (10) days from and after the time when the Premises are either abandoned by Tenant or repossessed by Landlord under the terms of this Lease, said property shall conclusively be deemed to have been forever abandoned by Tenant.

      13.5 Condition of Premises. If this Lease be terminated for any reason whatsoever of if Landlord should re-enter the Premises as a result of any breach of Tenant hereunder without terminating the Lease, Tenant covenants, any other covenant herein to the contrary notwithstanding

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(except where this Lease is terminated following eminent domain proceedings), that (a) the Premises shall then be in the condition required by all applicable provisions of this Lease, and (b) Tenant shall perform any covenant contained in this Lease for the making of any repair, improvement, alteration or betterment to the premises or for restoring or rebuilding any part thereof. For the breach of either of the foregoing obligations Landlord shall be entitled to recover and Tenant shall pay forthwith, without notice or other action by Landlord, the then cost of performing such obligation(s), together with interest at the Default Rate.

      13.6 Landlord's Nonwaiver. No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such agreement, term, covenant, or condition. No agreement, term, covenant, or condition hereof to be performed or complied with by Tenant, and no breach thereof, shall be waiver, altered or modified except by a written instrument executed by Landlord. No waiver of any breach shall affect or alter this Lease, but each and every agreement, term, covenant and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach thereof. No surrender of the Premises shall be effected by Landlord's acceptance of rent, or by Landlord's acceptance of the keys of the Premises, or by any other means whatsoever, unless the same is evidenced by Landlord's written agreement to accept surrender of the Premises; and if Landlord does accept surrender of the Premises, Tenant's obligations to pay rents and to perform the duties and provisions of this Lease required of Tenant hereunder shall not be released or terminated but shall continue for the remainder of the term of this Lease.

      13.7 Remedies Cumulative. Each right and remedy provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statue or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise. In the event of a default or threatened default by Tenant of any of the terms, provisions, covenants, conditions, rules and regulations of this Lease, Landlord shall have the right to injunction and the right to invoke any remedy permitted to Landlord in law or in equity.

                                   ARTICLE XIV
                                    SELF-HELP

      If Tenant shall default in the performance or observance of any agreement or condition in this Lease contained on its part to be performed or observed and shall not cure such default within any applicable cure period set forth herein, Landlord may, at its option, without waiving any claim for damages for reach of agreement, at any time thereafter cure such default for the account of Tenant, and any amount paid or any contractual liability incurred by Landlord in so doing shall be deemed paid or incurred for the account of Tenant and Tenant agrees to immediately reimburse Landlord therefor and save Landlord harmless therefrom; provided that Landlord may cure any such default as aforesaid prior to the expiration of said waiting period, without notice to Tenant, if any emergency situation exists, or after notice to Tenant, if the cure of such default prior to the expiration of said waiting period if reasonably necessary to protect the Premises or Landlord's interest therein, or to prevent injury to damage to persons or property. If Tenant fails to reimburse Landlord upon demand for any amount paid for the account of Tenant hereunder, said amount (and all accrued interest thereon) shall be added to and become due as a part of the next payment of rent due hereunder.

                                   ARTICLE XV

      15.1 Subordination. Tenant hereby subordinates this Lease to the lien of any deed of trust, mortgage or mortgages now or hereafter placed upon Landlord's interest in the Premises; provided, however, that Landlord shall procure from any such mortgagee an agreement, in writing, in form and substance reasonably acceptable to Tenant, which acceptance shall be deemed given if such agreement provides in substance that so long as Tenant substantially performs the obligations imposed upon Tenant hereunder within the applicable grace or cure period, its tenancy will not be disturbed, nor its rights under this Lease affected by, any default under such mortgage nor shall Tenant be named as a defendant in any foreclosure proceeding, and such agreement is otherwise customary in form and substance.

      15.2 Quiet Enjoyment. Landlord covenants and agrees with Tenant that upon Tenant paying the Rent and observing and performing all of the terms, covenants and conditions on Tenant's part to be observed and performed hereunder, Tenant may peaceably and quietly have, hold, occupy and enjoy the Premises without hindrance or molestation from Landlord or any persons lawfully claiming through Landlord.

                                   ARTICLE XVI
                                SECURITY DEPOSIT

      Tenant herewith deposits with Landlord the sum of FOUR THOUSAND FIVE HUNDRED AND 00/100 DOLLARS ($4,500.00) as a guarantee of the fulfillment of the terms and conditions of this Lease. Said deposit shall remain with the Landlord upon the same terms if Tenant exercises its option to renew this Lease. Upon all rents and other charges due to Landlord as herein agreed. Tenant's deposit shall be refunded in full to Tenant within (10) days of the expiration of this Lease.

                                  ARTICLE XVII

      17.1 Holding Over. In the event that Tenant or anyone claiming under Tenant shall continue occupancy of the Premises after the expiration of the original or renewal term of this Lease without any agreement in writing between Landlord and Tenant with respect thereto, such occupancy shall not be deemed to extend or renew the term of this Lease, but such occupancy shall continue as a tenancy from month to month upon the covenants, provisions and conditions herein contained and at two hundred percent (200%) of the Rental in effect upon the expiration of the term, prorated and payable for the period of such occupancy, and Landlord shall have the right to terminate such tenancy upon five (5) days' written notice to Tenant.

      17.2 Waivers. Failure of either party to complain of any act or omission on the part of the other party, no matter how long the same may continue, shall not be deemed to be a waiver by said party of any of its rights hereunder. No waiver by either party at anytime, express or implied, of any breach of any provision of this Lease shall be deemed a waiver of a breach of any other provisions of this Lease or a consent to any subsequent breach of the same or any other provisions. If any action by either party shall require the consent or approval of the other party, the other party's consent to or approval of such action on any one occasion shall not be deemed a consent to or approval of said action on any subsequent occasion or a consent to or approval of any other action on the same or any subsequent occasion.

      17.3 Notices. All notices and other communications authorize or required hereunder shall be in writing and shall be given by mailing the same by certified mail or registered mail, return receipt requested, postage prepaid, and any such notice or other communication shall be deemed to have been given when received by the party to whom such notice or other communication shall be addressed, or on the date noted that the addressee has refused delivery or on the date that the notice is returned to sender due to the inability of the postal authorities to deliver. Notices shall be mailed to the address hereinabove set forth or such other address as either party may hereafter designate by notice to the other.

      17.4 Attorney's Fees. If either party hereto be made or becomes a party to any litigation commenced by or against the other party involving the enforcement of any of the rights and remedies of such party, or arising on of the default of the other party in the performance of such party's obligations hereunder, then the prevailing party in any such litigation, or the party becoming involved in such litigation because of a claims against such and reasonable attorneys' fees incurred by such party in such litigation.

      17.5 Force Majeure. In the event that Landlord or Tenant shall be delayed or hindered in or prevented from the performance of any act (other than Tenant's obligation to make payments of Rent and other charges required hereunder), by reason of strikes, lockouts, unavailability of materials, failure of power, restrictive governmental laws or regulations, riots, insurrections, the act, failure to act, or default of the other party, war or other reason beyond its control, then performance of such act shall be excused for the period for the delay and the period of the performance of such act shall be extended for a period equivalent to the period of such delay. Notwithstanding the foregoing, lack of funds shall not be deemed to be a cause beyond control of either party.

      17.6 Estoppel Certificates. At any time and from time to time, Landlord and Tenant each agree, within five (5) days after request in writing from the other, to execute, acknowledge and deliver to the other or to any person designated by the other a statement in writing certifying that this Lease is unmodified and is in full force and effect, or if there have been modifications, that the same is in full force and effect as modified (stating the modifications), that the other party is not in default in the performance of its covenants hereunder, or if there have been such defaults, specifying the same and the dates to which the rent and other charges have been paid, and such other matters as the requesting party may reasonably request.

      17.7 Invalidity of Particular Provision. If any term or provision of this Lease or the application hereto to any person or circumstance shall, to the any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

      17.8 Captions and Definitions. The captions of the Sections of this Lease are for convenience only and are not a part of this Lease and do not in any way limit or amplify the terms and provisions of this Lease. The word "Landlord" and the pronouns referring thereto, shall mean, where the context so admits or requires, the persons, firm or corporation made herein as landlord or the mortgagee in possession for the time being of the land and building comprising of the Premises. Any pronoun shall be read in the singular or plural number and in such gender as the context may require. Except as in this Lease otherwise provided, the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      17.9 Entire Agreement. This instrument contains the entire and only agreement between the parties and no oral statement or representations or prior written matter not contained in this instrument shall have any force and effect. This Lease shall not be modified in any way except by a writing executed by both parties.

      17.10 No Partnership. Landlord is not and shall not become by this Lease or by any rights granted or reserved herein a partner or joint venturer of or with Tenant in the conduct of Tenant's business or otherwise.

      17.11 Liability of Landlord.

            (a) If Landlord should sell or otherwise transfer Landlord's interest in the Premises, Tenant agrees that Landlord shall thereafter have no liability to Tenant under this Lease or any modification or amendment thereof or extensions or renewals thereof, except for such liabilities which might have accrued prior to the date of such sale or transfer of Landlord's interest. Landlord shall be liable under this Lease only while owner of the Premises provided that any successor in interest to Landlord hereunder shall assume such obligations and liabilities as of the date Landlord's interest in the Premises is sold, assigned, or otherwise transferred hereunder.

            (b) If Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord's part to be performed or if Landlord shall be liable to Tenant in any way arising out of this Lease, or pursuant to statute, law, ordinance or regulation, or under the common law, and, as a consequence, if Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds received at a judicial sale upon execution and levy against the right, title and interest of Landlord in the Premises. If Landlord is an individual, a trustee of a trust or a partnership, Landlord's obligations hereunder shall not be binding upon, nor shall there be any personal liability by, Landlord individually, the trustees of said trust, the beneficiaries of said trust, the partnership, or the partners of the partnership.

                                  ARTICLE XVIII

      This Lease shall be governed by and construed in accordance with the laws of the State of Florida.

      IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.

Signed in the presence of:                 "LANDLORD"


/s/ Stacey L. Bachmann                     FIRST STREET GROUP, L.C., a Florida
---------------------------------          limited liability company
Printed Name: Stacey L. Bachmann

/s/ Shannon L. Price                       By: /s/ Phillip L. Hawley
---------------------------------             ----------------------------------
Printed Name: Shannon L. Price                PHILLIP L. HAWLEY, President


STATE OF FLORIDA
COUNTY OF ALACHUA

      The foregoing instrument was acknowledged before me this 17 day of June, 1999, by PHILLIP L. HAWLEY as PRESIDENT of FIRST STREET GROUP, L.C., a Florida limited liability company, on behalf of the company. The above named officer is personally known to me or has produced ______________________________ as identification, and who did take an oath.

----------------------------------------
  NOTARY PUBLIC    OFFICIAL NOTARY SEAL    /s/ Stacey L. Bachmann
     [SEAL]         STACEY L. BACHMANN     -------------------------------------
STATE OF FLORIDA     COMMISSION NUMBER     NOTARY PUBLIC STATE OF FLORIDA
                         CC737952          Printed Name: Stacey L. Bachmann
                   MY COMMISSION EXPIRES                 ------------------
                       APR. 28, 2002       My Commission Expires: 4-28-02
----------------------------------------


Signed in the presence of:                 "TENANT"


/s/ [ILLEGIBLE]                            REGENERATION TECHNOLOGIES, INC.,
----------------------------               a Florida corporation
Printed Name: [ILLEGIBLE]
             ---------------


/s/ [ILLEGIBLE]                            By: /s/ Jamie M. Grooms
----------------------------                  ----------------------------------
Printed Name: [ILLEGIBLE]                       Jamie M. Grooms
             ---------------               Its: President and CEO
                                               ---------------------------------


STATE OF FLORIDA
COUNTY OF ALACHUA

      The foregoing instrument was acknowledged before me this 15 day of JUNE 1999, by Jamie M. Grooms as President and CEO of REGENERATION TECHNOLOGIES, INC., a Florida corporation, on behalf of the corporation. The above named officer is personally known to me or has produced ______________________________ as identification, and who did take an oath.


                                           /s/ Kathleen M. Davis
                                           -------------------------------------
                                           NOTARY PUBLIC STATE OF FLORIDA
                                           Printed Name:
                                                         ------------------
                                           My Commission Expires:


             -------------------------------------------------------------------
               NOTARY PUBLIC                    Kathleen M. Davis
                  [SEAL]                 Notary Public, State of Florida
             STATE OF FLORIDA              Commission Number CC612535
                                           My Commission Exp. 1/8/2001

                                Bonded Through Fla. Notary Service & Bonding Co.
             -------------------------------------------------------------------

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

A TRACT OF LAND SITUATED IN SECTION 10, TOWNSHIP 8 SOUTH, RANGE 18 EAST, ALACHUA COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE S.W. CORNER OF THE AFOREMENTIONED SECTION 10 AND RUN N.88(degree)24'02"E., ALONG THE SOUTH LINE OF SAID SECTION 10, A DISTANCE OF
792.27 FEET TO A POINT ON THE NEXT DESCRIBED LINE; THENCE RUN N.00(degree)39'21"W., ALONG THE EAST LINE OF THE WEST 792.16 FEET OF THE S.W. 1/4 OF THE S.W. 1/4 OF SAID SECTION 10, A DISTANCE OF 137.65 FEET TO THE NORTHERLY RIGHT-OF-WAY LINE OF "OLD STATE ROAD NO. 2" (60 FOOT RIGHT-OF-WAY) AND THE TRUE POINT OF BEGINNING; THENCE CONTINUE ALONG THE LAST DESCRIBED COURSE, A DISTANCE OF 165.83 FEET TO A POINT ON THE NEXT DESCRIBED LINE; THENCE RUN S.77(degree)38'36"E., ALONG THE SOUTHERLY RIGHT-OF-WAY LINE OF STATE ROAD NO. 20-25 (US HIGHWAY 441), A DISTANCE OF 257.24 FEET; THENCE RUN S.12(degree)17'20"W., A DISTANCE OF 127.94 FEET TO A POINT ON THE NEXT DESCRIBED LINE; THENCE RUN N.86(degree)19'55"W., ALONG THE AFOREMENTIONED NORTHERLY RIGHT-OF-WAY LINE OF "OLD STATE ROAD NO. 2", A DISTANCE OF 222.61 FEET TO THE TRUE POINT OF BEGINNING, CONTAINING 0.800 ACRES, MORE OR LESS.

                                   EXHIBIT "B"

                                    ADDENDUM

1. Leasehold Improvements/Additional Rent:

      Notwithstanding the provisions contained in the Lease to the contrary, the Landlord agrees to install, at its cost and expense, the following leasehold improvements:

      a.)   800 Amp 120/208V, 3 Phase Electrical Service (Burgess & Dudley)

            o     800A Manual Transfer Switch
            o     (4) 200A panelboards 42 Ckt.
            o     Main Distribution Panel

      b.)   City of Alachua Utilities (Transformers to Meter)

      c.)   Build-out (Phil Hawley)

            o     Approx. 190 linear feet of walls
            o     Approx. 2600 sq. ft. lay-in ceiling
            o     Insulated walls and ceiling
            o     HVAC System
            o     Double door
            o     Light Fixtures
            o     Freezer branch circuiting
            o     10 power poles

      The total cost for said leasehold improvements shall not exceed $80,700.00. Any expenses required by Tenant beyond $80,700.00 shall be paid by the Tenant. The leasehold improvements shall be repaid to the Landlord over the three (3) year term of the Lease in the form of additional rent, at a rate of $2,547.50 per month. Said additional rent shall be subject to sales tax and shall be due on the first day of each month, together with Rent.

1. Leasehold Improvements/Subletting:

      a.) Should Tenant desire to relocate during the term of the Lease, Landlord shall consent to a sublease subject to approving subtenant's credit worthiness and Tenant's repayment of the balance due Landlord for leasehold improvements. Tenant, however, shall continue to remain liable under the Lease for the payment of Rent.

      b.) Should Tenant relocate onto Landlord's additional property, Landlord agrees to release Tenant from its obligations under this lease upon the final payment of the balance due and owing Landlord for all leasehold improvements. The date for said release shall be upon the closing or relocation of Tenant onto Landlord's additional property.